SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                        March 5, 2010 (February 26, 2010)
                Date of Report (Date of earliest event reported)


                             MASTERBEAT CORPORATION
                             (A Nevada Corporation)
             (Exact name of registrant as specified in its chapter)

          Delaware                     333-144982                26-0252191
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

                        222 East 31st Street - Main Level
                            New York, New York 10016
                    (Address of principal executive offices)

                                 (212) 532-1813
                         (Registrant's telephone number,
                              including area code)


             (Former name or address, if changed since last report)

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On February 26, 2010 Masterbeat Corporation (the "Company") engaged the accounting firm of Lake and Associates ("Lake") as its independent public accountants to audit the Company's financial statements for the fiscal years ending December 31, 2009 and 2008. The appointment of new independent public accountants was approved by the Company's Board of Directors. We amicably concluded our relationship with our former independent public accountant, EFP Rotenberg ("Rotenberg") effective with the appointment of Lake.

     Prior to the appointment of Lake, the Company did not consult with Lake on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     There were no disagreements with Rotenberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused Rotenberg to make references in their report to such disagreements.

     Rotenberg had not previously issued any audits of the Company's financials statements.

     We have provided Rotenberg with a copy of this disclosure and requested that they furnish a letter addressed to the Securities and Exchange Commission (the "Commission) stating whether they agree with the above statements. (A copy of the letter addressed to the Commission is filed as Exhibit 16.1 to this report on Form 8-K).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1 Letter from EFP Rotenberg dated March 5, 2010 regarding 8-K disclosure.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MASTERBEAT CORPORATION


Date: March 5, 2010                          By: /s/ Brett Henrichsen, CEO
                                                --------------------------------

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